Other (Loss) Income (Tables)	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
Summary of Other Loss

	Year Ended December 31, 2020 $	Year Ended December 31, 2019 $	Year Ended December 31, 2018 $
Credit loss provision (Note 11b)	(16,997)	—	—
Gain (loss) on bond repurchases (1) (2)	1,470	(10,601)	(1,772)
Loss on lease extinguishment (3)	—	(1,417)	—
Miscellaneous loss	(2,535)	(2,457)	(241)
Other loss	(18,062)	(14,475)	(2,013)
(1)During 2020, the Company repurchased some of its Convertible Notes and 2022 Notes in the open market. The Company acquired $12.8 million of the principal of the Convertible Notes for total consideration of $10.5 million and $6.6 million principal of the 2022 Notes for total consideration of $6.2 million. The Company recognized a gain of $1.5 million in 2020 related to these repurchases (see note 9).
(2)In May 2019, the Company completed a cash tender offer and purchased $460.9 million in aggregate principal amount of the 2020 Notes and issued $250.0 million in aggregate principal amount of 9.25% senior secured notes at par due November 2022. The Company recognized a loss of $10.6 million on the purchase of the 2020 Notes for the year ended December 31, 2019.
(3)During September 2019, Teekay LNG refinanced the Torben Spirit by acquiring the Torben Spirit from its original Lessor and then selling the vessel to another Lessor and leasing it back for a period of 7.5 years. As a result of this refinancing transaction, Teekay LNG recognized a loss of $1.4 million for the year ended December 31, 2019 on the extinguishment of the original finance lease (see Note 11).
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